UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2010

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 26, 2010, Lexmark International, Inc. (the “Company”) filed its Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”).  At the time the Company filed its 2009 Form 10-K, the Company had received a manually signed consent (the “Consent”) from PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, pursuant to which PwC consented to the incorporation by reference in the Company’s registration statements on Form S-3 and Form S-8, as set forth in the Consent, of its report, dated February 26, 2010, relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting.

The Company filed the Consent as Exhibit 23 to its 2009 Form 10-K, however, PwC’s conformed electronic signature was inadvertently omitted.  To correct this inadvertent omission, a copy of the Consent, as originally filed, which includes PwC’s conformed electronic signature is attached as Exhibit 23 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP, dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

September 22, 2010

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP, dated February 26, 2010